SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                             ------------------

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              November 1, 1999
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                                   REFAC
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


            Delaware                  0-7704               13-1681234
   ----------------------------     ------------        -------------------
   (State or other jurisdiction     (Commission           (IRS Employer
        of Incorporation)           File Number)        Identification No.)

    Hudson River Pier, 115 River Road, Edgewater, New Jersey     07020-1099
    --------------------------------------------------------     ----------
    (Address of Principal Executive Offices)                     (Zip Code)


                               (201) 943-4400
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


 Item 5.  Other Events.

           On November 1, 1999, Refac International Ltd. (the "Company"), a wholly owned subsidiary of Refac (the "Registrant"), entered into an Asset Purchase Agreement ("Purchase Agreement") with David Morris Creative, Inc., David Morris Associates, Inc., David Morris Creative Associates Ltd. (collectively, the "Sellers") and David M. Annunziato, President of each of the Sellers. Pursuant to the Purchase Agreement, the Company purchased substantially all of the business and assets and assumed substantially all of the liabilities of each of the Sellers for an aggregate purchase price of approximately $1.75 million in cash, including certain post-closing contingent payments. The closing of the transaction also took place on November 1, 1999. A press release (the "Press Release") describing the transaction was released on November 2, 1999.

           The Purchase Agreement and Press Release are attached hereto as Exhibits 99.1 and 99.2 and each is incorporated herein by reference in its entirety. The foregoing discussion is qualified in its entirety by reference to such Exhibits.


 Item 7.  Financial Statements and Exhibits.

 (c)      Exhibits.

 99.1 Asset Purchase Agreement, dated as of November 1, 1999, by and among Refac International Ltd., David Morris Creative, Inc., David Morris Associates, Inc., David Morris Creative Associates Ltd. and David M. Annunziato.

 99.2     Press Release issued by the Registrant, dated November 2, 1999.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 Dated:  November 3, 1999


                                          REFAC


                                          By: /S/ ROBERT L. TUCHMAN
                                             ---------------------------
                                             Name:  Robert L. Tuchman
                                             Title: President





                               EXHIBIT INDEX


 Exhibit No.     Description
 -----------     -----------

    99.1 Asset Purchase Agreement, dated as of November 1, 1999, by and among Refac International Ltd., David Morris Creative, Inc., David Morris Associates, Inc., David Morris Creative Associates Ltd. and David M. Annunziato.

    99.2         Press Release issued by the Registrant, dated November 2,
                 1999.